`UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2026
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3001 Bishop Drive, Suite 350
San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_______________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	FIVN	The NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
On November 5, 2026, Five9, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Ujwal, Inc. (d/b/a Level AI), a Delaware corporation (“Level AI”), Lander Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the securityholders of Level AI, pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Level AI (the “Merger”), with Level AI surviving the Merger as a wholly owned subsidiary of the Company (the Merger, together with the other transactions contemplated by the Merger Agreement, the “Transaction”).
Pursuant to the Merger Agreement, the aggregate consideration payable by the Company in respect of the outstanding shares of capital stock, options and warrants of Level AI is $325.0 million in cash, subject to customary adjustments for Level AI’s cash, indebtedness, transaction expenses and net working capital as of the closing of the Transaction (the “Closing”), as set forth in the Merger Agreement.
The Merger Agreement contains representations, warranties and covenants related to the Transaction that are customary for a transaction of this nature, and the completion of the Transaction is dependent upon the satisfaction of certain customary closing conditions. The Merger Agreement includes customary termination provisions of the parties, including if (i) the closing of the Transaction has not occurred on or prior to February 5, 2027, and (ii) the other party has breached its representations, warranties or covenants such that the related closing condition would not be satisfied, subject to certain negotiated cure periods as set forth in the Merger Agreement. Neither party is required to pay a termination fee in connection with a termination of the Merger Agreement.
The Merger Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Merger Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.
Support Agreement
Concurrently with the execution and delivery of the Merger Agreement, the Company entered into Support Agreements (the “Support Agreements”) with stockholders of Level AI holding sufficient voting power to approve the Transaction under applicable law and Level AI’s organizational documents, pursuant to which such stockholders agreed, among other things, to execute and deliver a written consent approving and adopting the Merger Agreement and the Transaction and to comply with certain transfer and other restrictions with respect to their shares of Level AI’s common stock or preferred stock, in each case subject to the terms and conditions of the Support Agreements. Following delivery of such written consent, no further approval of Level AI’s stockholders is required to approve the Transaction.
Item 7.01. Regulation FD Disclosure
On November 5, 2026, the Company issued a press release announcing the Transaction. A copy of the press release announcing the Transaction is furnished herewith as Exhibit 99.1.
The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “will,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Company’s ability to consummate the Transaction.
Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) the Company’s ability to close the Transaction, the expected time of closing or the expected benefits therefrom; (ii) uncertainties as to the effects of disruption from the acquisition of Level AI making it more difficult to maintain relationships with employees, licensees, customers, suppliers, other business partners or governmental entities; (iii) other business effects, including the effects of industry, economic or political conditions outside of the Company’s or Level AI’s control; (iv) transaction costs; (v) actual or contingent liabilities; (vi) uncertainties as to whether anticipated synergies or tax benefits will be realized; (vii) uncertainties as to whether Level AI’s business will be successfully integrated with the Company’s business; and (viii) the other risks detailed from time to time under the caption “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Such forward-looking statements speak only as of the date hereof and readers should not unduly rely on such statements. The Company undertakes no obligation to update the information contained herein, including in any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated November 5, 2026, issued by the Company regarding the Transaction.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: November 5, 2026	By:	/s/ Bryan Lee
Bryan Lee
Chief Financial Officer